UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2024

Investcorp Europe Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41161	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Century Yard, Cricket Square
Elgin Avenue
P.O. Box 1111, George Town
Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-5122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2024, Investcorp Europe Acquisition Corp I., a Cayman islands exempted company (“Company”), Europe Acquisition Holdings Limited (“Sponsor”), Peter McKellar (“McKellar”) Baroness Ruby McGregor-Smith (“McGregor-Smith”), Pam Jackson (“Jackson”), Laurence Ponchaut (“Ponchaut”) and Adah Almutairi (“Almutairi”) and Samara Special Opportunities, a Cayman Island exempted company (the “Acquirer”) entered into a Purchase Agreement (the “Purchase Agreement”) pursuant to which Sponsor, McKellar, McGregor-Smith, Jackson, Ponchaut and Almutairi (collectively, the “Sellers”) have agreed to sell to Acquirer, and Acquirer has agreed to purchase from Sponsor an aggregate of (i) one Class B ordinary share, $0.001 par value per share, (ii) 6,037,499 Class A ordinary shares, $0.001 par value per share, and (iii) 11,690,000 private placement warrants held by the Sellers (collectively, the “Transferred Securities”) for an aggregate purchase price of $1.00 (the “Transaction”).

Pursuant to the Purchase Agreement, among other things:

•

Effective on the closing date of the Transaction, the Company’s current officers will resign from the Company and the Company will appoint the following individual designated by Acquirer in the position listed below:

Vikas Mittal, Chief Executive Officer and Chief Financial Officer

•

Effective on the closing date of the Transaction, Craig Sinfield-Hain will resign from the Company’s board of directors and he will be replaced by at least one (1) individual designated by Acquirer (the “New Director”) to be appointed by the remaining directors as of the closing date of the Transaction;

•

effective following the closing date of the Transaction, and upon the expiration of certain waiting periods contemplated by the Purchase Agreement, the remaining current directors of the Company will resign and be replaced by individuals designated by Acquirer to be appointed by the New Director to the Company’s board of directors.

The closing of the Transaction is conditioned upon, among other things, (i) Sponsor and the Company shall have delivered to Acquirer a termination of the Insider Letter executed in connection with the Company’s initial public offering; and (ii) the Company receiving the requisite shareholders’ approval for the Extension.

The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (iii) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 8.01	Other Events.

On December 9, 2024, the Company announced that the extraordinary general meeting of the stockholders of the Company originally scheduled for December 10, 2024 (the “Meeting”) has been postponed to 10:00 a.m. Eastern time on December 17, 2024. The Company has previously called and provided a notice of the Meeting to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2024 (the “Proxy Statement”). At the Meeting, stockholders will be asked to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from December 17, 2024 to December 17, 2025 (such date, the “Extended Date”), and, if the Board of Directors elects to wind up the Company before the Extended Date, to permit the Company to cease operations except for the purpose of winding up. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The record date for the stockholders to vote at the Meeting remains the close of business on November 8, 2024 (the “Record Date”). Stockholders who have previously submitted their proxy or otherwise voted may, but are not obligated to, vote again.

You may change your vote by sending a later-dated, signed proxy card to the Company at Investcorp Europe Acquisition Corp I, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands, so that it is received prior to the Meeting or by attending the Meeting in person and voting (including by virtual means as provided above). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the Company prior to the Meeting.

As a result of this change, the Meeting will now be held at 10:00 a.m., Eastern Time, on December 17, 2024, at the offices of Allen Overy Shearman Sterling LLP, located at 800 Capitol Street, Suite 2200, Houston, Texas 77002 and virtually via the Internet at https://www.cstproxy.com/investcorpeu1spac/egm2024. If you do not have Internet capabilities, you can listen to the Meeting by phone dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 6120876#. This option is listen-only, and you will not be able to vote or enter questions during the Meeting if you choose to participate telephonically.

Additional Information and Where to Find It

The definitive proxy statement for the extension of the initial business combination deadline has been mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting Company at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands. If you have questions about the proposals or if you need additional copies of the Proxy Statement you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCB.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement dated December 15, 2024, by and among Investcorp Europe Acquisition Corp I., a Cayman islands exempted company (“Company”), Europe Acquisition Holdings Limited (“Sponsor”), Peter McKellar (“McKellar”) Baroness Ruby McGregor-Smith (“McGregor-Smith”), Pam Jackson (“Jackson”), Laurence Ponchaut (“Ponchaut”) and Adah Almutairi (“Almutairi”) and Samara Special Opportunities, a Cayman Island exempted company (the “Acquirer”).

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp Europe Acquisition Corp I

Date: December 16, 2024	By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer

Exhibit 10.1

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of December 16, 2024 (the “Effective Date”), by and among Samara Special Opportunities, a Cayman Island exempted company (the “Acquirer”), Investcorp Europe Acquisition Corp I., a Cayman islands exempted company (“SPAC”), Europe Acquisition Holdings Limited (“Sponsor”), Peter McKellar (“McKellar”) Baroness Ruby McGregor-Smith (“McGregor-Smith”), Pam Jackson (“Jackson”), Laurence Ponchaut (“Ponchaut”) and Adah Almutairi (“Almutairi”) (each a “Party” and, collectively, the “Parties”).

WHEREAS, SPAC completed its initial public offering on December 15, 2021 (the “IPO”), and pursuant to its Amended and Restated Memorandum and Articles of Association (the “Articles”), SPAC has until December 17, 2024, to complete a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, reorganization, contractual control arrangement or other similar type of transaction (a “Business Combination”);

WHEREAS, SPAC has filed with the Securities and Exchange Commission (“SEC”) and mailed to its shareholders a definitive proxy statement seeking shareholder approval to, among other things, amend the Articles to extend the date by which SPAC has to complete a Business Combination from December 17, 2024 to December 17, 2025 (i.e., for a period of time ending 48 months after the completion of the IPO) (such extension and related matters, the “Extension”);

WHEREAS, as of Effective Date, SPAC has not completed or announced a Business Combination;

WHEREAS Sponsor owns (i) 7,079,499 Class A ordinary shares (i.e., those converted from Class B Ordinary Shares), par value $0.0001 per share, of SPAC (the “Class A Shares”) acquired by the Sponsor for an aggregate purchase price of $25,000, or $0.003 per Class A Share, in a private placement prior to the IPO, (ii) 1 Class B ordinary Share (the “Class B Share”), acquired by the Sponsor for an aggregate purchase price of $0.003 per Class B Share and (ii) 16,700,000 warrants (the “Private Placement Warrants”) to purchase Class A Shares, which Private Placement Warrants were acquired by Sponsor for an aggregate purchase price of $16,700,000, or $1.00 per Private Placement Warrant, in a private placement that occurred simultaneously with the completion of the IPO;

WHEREAS McKellar owns 575,000 Class A Shares of SPAC acquired by McKellar for an aggregate purchase price of $57,083.16, or $0.099 per Class A Share, in a private placement prior to the IPO;

WHEREAS McGregor-Smith owns 862,500 Class A Shares acquired by McGregor-Smith for an aggregate purchase price of $85,624.69, or $0.099 per Class A Share, in a private placement prior to the IPO;

WHEREAS Jackson owns 36,000 Class A Shares acquired by Jackson for an aggregate purchase price of $3,573.90, or $0.099 per Class A Share, in a private placement prior to the IPO;

WHEREAS Ponchaut owns 36,000 Class A Shares acquired by Ponchaut for an aggregate purchase price of $3,573.90, or $0.099 per Class A Share, in a private placement prior to the IPO;

WHEREAS Almutairi owns 36,000 Class A Shares acquired by Almutairi for an aggregate purchase price of $3,573.90, or $0.099 per Class A Share, in a private placement prior to the IPO;

WHEREAS, the Parties desire that (i)(A) Sponsor sell, and Acquirer purchase, an aggregate of 4,955,649 Class A Shares, 1 Class B Share, and 11,690,000 Private Placement Warrants held by Sponsor (collectively, the “Sponsor Transferred Securities”), (B) McKellar sell, and Acquirer purchase, an aggregate of 402,500 Class A Shares held by McKellar (the “McKellar Transferred Securities”), (C) McGregor-Smith sell, and Acquirer purchase, an aggregate of 603,750 Class A Shares held by McGregor-Smith (the “McGregor-Smith Transferred Securities”), (D) Jackson sell, and Acquirer purchase, an aggregate of 25,200 Class A Shares held by Jackson (the “Jackson Transferred Securities”), (E) Ponchaut sell, and Acquirer purchase, an aggregate of 25,200 Class A

Shares held by Ponchaut (the “Ponchaut Transferred Securities”), and (E) Almutairi sell, and Acquirer purchase, an aggregate of 25,200 Class A Shares held by Almutairi (the “Almutairi Transferred Securities” and, together with the Ponchaut Transferred Securities, the Jackson Transferred Securities, the McGregor-Smith Transferred Securities, the McKellar Transferred Securities and the Sponsor Transferred Securities, the “Transferred Securities”) for an aggregate purchase price of $1.00 (the “Purchase Price”), (ii) prior to the Closing (as defined below), Sponsor and SPAC take all actions necessary to ensure that SPAC has fully satisfied, discharged and paid all of SPAC’s Liabilities (as defined below) incurred on or prior to the Closing Date (as defined below), and obtained a waiver of the deferred underwriting fee from the underwriters of the IPO, and (iii) at the Closing, Sponsor and SPAC shall deliver a termination agreement to the letter agreement entered into by the Sponsor with SPAC upon the closing of the IPO (collectively, the “Transaction”); and

WHEREAS, SPAC’s board of directors has determined that the Transaction provides SPAC with an increased likelihood to consummate a Business Combination and that it is in the best interests of SPAC and its shareholders to enter into this Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

1. Sale and Purchase of Transferred Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, immediately following the removal and replacement of SPAC’s existing officers with the persons designated by Acquirer pursuant to Section 6(a), each of Sponsor, McKellar, McGregor Smith, Jackson, Ponchaut and Almutairi (each, a “Seller”) shall sell, assign, convey and deliver to Acquirer, and Acquirer shall purchase and accept from such Seller, all of such Seller’s right, title and interest in, to and under the Transferred Securities owned by such Seller, free and clear of all mortgages, liens, pledges, charges, security interests, encumbrances or other adverse claims of any kind (collectively, “Liens”) other than Liens on transfer imposed under applicable securities laws. In consideration for the sale of the Transferred Securities, Acquirer shall pay to the Sellers the cash portion of the Purchase Price in cash or wire transfer of immediately available funds at the Closing. Each Seller shall deliver to Acquirer stock powers and/or other instruments of transfer as may be required by SPAC’s transfer agent to duly convey the Transferred Securities owned by such Seller to Acquirer at the Closing. SPAC shall instruct its transfer agent to process the transfer of the Transferred Securities and shall cause its counsel to issue an opinion to the transfer agent that the sale of the Transferred Securities may be made without registration under the Securities Act of 1933, as amended (the “Securities Act”). Within 60 days of Closing, Acquiror shall cause SPAC to convene an extraordinary general meeting of SPAC’s shareholders to vote on a proposal to change SPAC’s name to a name that does not include the term “Investcorp”.

2. SPAC Liabilities. Prior to the Closing, Sponsor and SPAC shall take all actions necessary to ensure that SPAC has fully satisfied, discharged and/or paid all of SPAC’s Liabilities incurred on or prior to the Closing Date (other than Warrant liabilities), and obtained a waiver of the deferred underwriting fee from the underwriters of the IPO. Post-closing, Acquiror shall be responsible for funding the on-going expenses of the SPAC, including funding required payments into the trust account to effect the Extension, legal, accounting and administrative expenses, including the costs of searching for and negotiating and implementing a Business Combination, and none of the Sellers shall have any obligation to contribute any funds to cover any such obligations. Within 30 days of Closing, Acquirer shall conduct a reconciliation of all Liabilities of the SPAC that remain outstanding on the Closing Date (other than Warrant liabilities), as well as a reconciliation of cash (outside of the Trust Account) remaining in the SPAC as of the Closing Date, and shall provide a copy of such reconciliation to Sponsor. To the extent that SPAC Liabilities (other than Warrant liabilities) exceed cash on-hand as of the Closing Date, Sponsor shall, within 10 days of receipt of the reconciliation, pay the difference to Acquirer. To the extent that SPAC Liabilities (other than Warrant liabilities) are less than cash on-hand as of the Closing Date, Acquirer shall, within 10 days of delivery of the reconciliation, pay the difference to Sponsor.

3. Insider Letter. At the Closing, Sponsor and SPAC shall deliver a termination agreement to the letter agreement entered into by the Sponsor with SPAC upon the closing of the IPO (the “Insider Letter”).

4. Sponsor Retained Securities. The Parties acknowledge that, after the sale and purchase set forth in Section 1 of this Agreement, Sellers will retain 2,587,500 Sponsor Class A Shares (the “Retained Shares”) and 5,010,000 Private Placement Warrants (the “Retained Warrants” and together with the Retained Shares, the “Retained Securities”). To the extent that, in connection with the SPAC’s initial Business Combination, the Acquirer agrees to forfeit, cancel, transfer, defer, amend or waive the terms of, or subject to earnout or lock-up or any other restriction all or a portion of the Transferred Securities, no Retained Securities owned by any Seller shall be subject to any such restriction. In addition, in connection with SPAC’s initial Business Combination, each Seller shall enter into any voting support agreement, lock-up agreement, registration rights agreement or other similar agreement that SPAC and Acquirer enter into. If any Seller fails to comply with the foregoing agreements, such Seller hereby irrevocably appoints Acquirer as its attorney in fact to execute and deliver any and all agreements and instruments necessary to effectuate such agreements. Each Seller agrees that it shall not transfer any Retained Securities until the closing of SPAC’s initial Business Combination. Each Seller other than Sponsor acquired its Class A Shares from Sponsor pursuant to a Share Purchase Agreement dated November 1, 2021 (the “Share Purchase Agreements”), which provide for the surrender of such Class A Shares to the Sponsor (in return for the purchase price paid therefor) upon the termination of such Seller’s position with the SPAC prior to the closing of an initial Business Combination. The Sponsor and the other Sellers agree that upon Closing under this Agreement, the Class A Shares held by such Sellers shall no longer be subject to any obligation to return those shares or forfeit such shares under the terms of the Share Purchase Agreements.

5. Closing. The closing of the Transaction and the other transactions contemplated by this Agreement (the “Closing” and the date the Closing occurs, the “Closing Date”) will take place on the first business day following the satisfaction of the conditions to closing set forth in Section 8 of this Agreement.

6. Management.

(a) Concurrently with the execution of this Agreement, SPAC’s officers shall execute and deliver to Acquirer resignation letters, which letters shall take effect on the Closing Date. Upon the Closing, SPAC shall take such actions as necessary to effectuate the removal of SPAC’s existing officers and replacement with the persons designated by Acquirer.

(b) Concurrently with the execution of this Agreement, SPAC’s directors shall execute and deliver to Acquirer resignation letters, so that (i) effective as of the Closing, Craig Sinfield-Hain shall resign and be replaced by at least one (1) individual designated by Acquirer (the “New Director”) to be appointed by the remaining directors to the SPAC’s board of directors as of the Closing, and (ii) effective following the Closing upon expiration of all applicable waiting periods under Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, the other remaining current directors of SPAC (other than the New Director) shall resign and be replaced by individuals designated by Acquirer to be appointed by the New Director to the SPAC’s board of directors as of the Closing.

(c) Effective as of the Closing, access to the SPAC’s bank account(s) shall be transferred to Acquirer and/or its designees.

7. Other Covenants of SPAC and Sponsor.

(a) Assignment of Registration Rights. On or prior to Closing Date, Acquirer shall enter into a joinder to that certain Registration Rights Agreement dated as of December 14, 2021, by and among SPAC and each of the parties executing a signature page thereto (the “Registration Rights Agreement”) and, pursuant to such joinder, will receive the same rights and benefits with respect to the Transferred Securities as previously held by Sponsor.

(b) Waiver of Deferred Underwriting Fees. On or prior to the Closing Date, SPAC shall deliver to Acquirer a waiver (in form and substance reasonably satisfactory to Acquirer) by CITIGROUP, Incorporated (“Citi”) and UBS Group AG (“UBS”) of the deferred underwriting fees which would be owed to Citi & UBS upon consummation of a Business Combination pursuant to that certain Underwriting Agreement dated December 14, 2024, among SPAC, Citi and UBS (“Underwriting Agreement”).

(c) Nasdaq Listing. Acquirer understands that SPAC will be delisted by Nasdaq on or shortly after December 17, 2024. SPAC will thereafter apply to have its securities traded on the OTC.

(d) Delivery of Records. On the Closing Date, SPAC and/or Sponsor shall deliver to Acquirer all of SPAC’s organizational documents, minute and stock record books and the corporate seal, books of account, general, financial, tax and personnel records, invoices, shipping records, supplier lists, correspondence and other documents, records and files and computer software and programs to a location designated by Acquirer. Sponsor shall not retain copies of the foregoing, except for archiving and legal recordkeeping purposes.

(e) Extension.

(i) SPAC shall duly convene and hold a meeting of its shareholders (“Shareholder Meeting”) in accordance with the SPAC’s Articles, for the purpose of obtaining the Extension and providing the SPAC shareholders with the opportunity to redeem Class A Shares in accordance with the Articles, and Acquirer will have the right to consent to the content of all communications, filings and materials used by or on behalf of SPAC in connection therewith. Notwithstanding the foregoing or anything to the contrary herein, SPAC may only amend or supplement the definitive proxy statement filed by the SPAC with the SEC on November 19, 2024, including by filing an 8-K after the date hereof, with Acquirer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed to the extent such supplement or filing is required by applicable law.

(ii) The Sponsor shall not be obligated to make any payments or loans to SPAC in connection with the Extension.

8. Conditions to Closing.

(a) The obligations of Acquirer to consummate the Transaction and the other transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Acquirer) on or prior to the Closing of each of the following conditions precedent:

(i) The representations and warranties of the SPAC and Sellers set forth in Sections 9, 10 and 11 of this Agreement, respectively, shall be true and correct in all material respects (except for the representations and warranties contained in Sections 9(a), 9(b), 9(d), 9(e), 10(a), 10(b), 10(d), 10(e), 11(a), 11(c), and 11(g), which shall be true and correct in all respects) as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date);

(ii) The SPAC and Sellers shall have performed, satisfied and complied in all material respects with all covenants and agreements contained in this Agreement;

(iii) SPAC and/or Sponsor shall have delivered evidence reasonably satisfactory to Acquirer that, as of the Closing Date, all liabilities or obligations (absolute, accrued, contingent or otherwise), other than the Warrant Liabilities have been paid or discharged;

(iv) SPAC shall have delivered evidence reasonably satisfactory to Acquirer that each of Citi & UBS has waived the deferred underwriting fee pursuant to the Underwriting Agreement;

(v) Sellers shall have executed and delivered to the Acquirer stock powers and/or other instruments of transfer duly conveying the Transferred Securities to the Sponsor;

(vi) SPAC shall have delivered to Acquirer the resignation of each officer and director of SPAC on the terms as set forth in Section 6 of this Agreement;

(vii) Sponsor shall have obtained all requisite consents necessary for the consummation of the Transaction;

(viii) Sponsor and SPAC shall have delivered to Acquirer a copy of the termination agreement to the Insider Letter duly executed by all parties to the Insider Letter;

(ix) SPAC shall have delivered to Acquirer a copy of the joinder the Registration Rights Agreement duly executed by SPAC;

(x) SPAC’s shareholders shall have approved the Extension at the Shareholder Meeting;

(xi) Access to SPAC’s bank account(s) shall have been transferred to Acquirer and/or its designees.

(b) The obligations of SPAC and Sellers to consummate the Transaction and the other transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Sponsor) on or prior to the Closing of each of the following conditions precedent:

(i) The representations and warranties of Acquirer set forth in Section 12 of this Agreement shall be true and correct in all material respects (except for the representation and warranty contained in Section 12(a), which shall be true and correct in all respects) as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date);

(ii) Acquirer shall have performed, satisfied and complied in all material respects with all covenants and agreements contained in this Agreement;

(iii) Acquirer shall have paid the Purchase Price to Sponsor; and

(iv) Acquirer shall have provided Sponsor with a printer proof of the Company’s proposed filing with the Securities and Exchange Commission required by Rule 14f-1 of the Exchange Act, to be filed immediately upon completion of Closing.

9. Representations and Warranties of Sponsor. Sponsor makes the representations and warranties contained in this Section 9 as of the date hereof to Acquirer, intending that Acquirer rely on each of such representations and warranties in order to induce Acquirer to enter into and consummate the Transaction.

(a) Authorization. The execution, delivery and performance by Sponsor of this Agreement and the consummation by Sponsor of the Transactions and the other transactions contemplated by this Agreement are within the Sponsor’s powers and have been duly authorized by all necessary action on the part of Sponsor. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement constitutes a valid and binding agreement of Sponsor, enforceable against Sponsor in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b) No Consents. No consent of any third party is necessary for the execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor which shall not have been obtained prior to the Closing Date.

(c) No Governmental Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor require no action by or in respect of, or filing or notice with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, the Exchange Act of 1934, as amended (“Exchange Act”), and any other applicable securities laws, whether state, federal or foreign.

(d) Non-contravention. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by Sponsor does not (i) contravene, conflict with, or result in a violation or breach of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree binding upon or applicable to Sponsor or the Transferred Securities that it owns, (ii) contravene, conflict with, or result in a violation or breach of any provision of any agreement to which Sponsor is a party, (iii) require any consent or other action by any person under any material agreement or other instrument binding upon Sponsor or any material license, franchise, permit, certificate, approval or other similar authorization affecting the assets or business of Sponsor or the Transferred Securities that it owns, or (iv) result in the creation or imposition of any Lien on the Transferred Securities that it owns.

(e) Title to Transferred Securities. Sponsor has good and valid legal title to, and beneficial ownership of, the Transferred Securities purported to be owned by it. Upon the sale of the Transferred Securities that it owns, Acquirer will receive good and valid legal title to, and full beneficial ownership of, such Transferred Securities, free and clear of all Liens other than other than Liens on transfer imposed under applicable securities laws. Other than its Transferred Securities and Retained Securities, Sponsor has no other ownership interests in SPAC including any securities convertible or exchangeable into any ownership interests of SPAC.

(f) Litigation. There is no litigation or other administrative or judicial proceedings pending or, to Sponsor’s knowledge, threatened that would prevent Sponsor from selling the Transferred Securities that it owns to Acquirer.

(g) Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Sponsor who would be entitled to any fee or commission from Sponsor in connection with the transactions contemplated in this Agreement for which Acquirer or SPAC would be liable following the Closing.

10. Representations and Warranties of Each Seller other than Sponsor. Each Seller other than Sponsor makes the representations and warranties contained in this Section 10 as of the date hereof to Acquirer, intending that Acquirer rely on each of such representations and warranties in order to induce Acquirer to enter into and consummate the Transaction.

(a) Authorization. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement constitutes a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b) No Consents. No consent of any third party is necessary for the execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by such Seller which shall not have been obtained prior to the Closing Date.

(c) No Governmental Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by such Seller require no action by or in respect of, or filing or notice with, any governmental authority, other than compliance with any applicable requirements of the Exchange Act and any other applicable securities laws, whether state, federal or foreign.

(d) Non-contravention. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by such Seller does not (i) contravene, conflict with, or result in a violation or breach of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree binding upon or applicable to such Seller or the Transferred Securities owned by such Seller, (ii) contravene, conflict with, or result in a violation or breach of any provision of any agreement to which such Seller is a party, (iii) require any consent or other action by any person under any material agreement or other instrument binding upon such Seller or any material license, franchise, permit, certificate, approval or other similar authorization affecting the assets or business of such Seller or the Transferred Securities owned by such Seller, or (iv) result in the creation or imposition of any Lien on the Transferred Securities owned by such Seller.

(e) Title to Transferred Securities. Such Seller has good and valid legal title to, and beneficial ownership of, the Transferred Securities purported to be owned by such seller herein. Upon the sale of the Transferred Securities owned by such Seller, Acquirer will receive good and valid legal title to, and full beneficial ownership of, such Transferred Securities, free and clear of all Liens other than other than Liens on transfer imposed under applicable securities laws. Other than such Seller’s Transferred Securities and Retained Securities, such Seller has no other ownership interests in SPAC including any securities convertible or exchangeable into any ownership interests of SPAC.

(f) Litigation. There is no litigation or other administrative or judicial proceedings pending or, to such Seller’s knowledge, threatened that would prevent such Seller from selling such Seller’s Transferred Securities to Acquirer.

(g) Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of such Seller who would be entitled to any fee or commission from such Seller in connection with the transactions contemplated in this Agreement for which Acquirer or SPAC would be liable following the Closing.

11. Representations and Warranties of SPAC. SPAC makes the representations and warranties contained in this Section 11 as of the date hereof to Acquirer, intending that Acquirer rely on each of such representations and warranties in order to induce Acquirer to enter into and consummate the Transactions.

(a) Authorization. The execution, delivery and performance by SPAC of this Agreement and the consummation by SPAC of the Transaction and the other transactions contemplated by this Agreement are within SPAC’s powers and have been duly authorized by all necessary action on the part of SPAC, including any necessary action by security holders of SPAC. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement is the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b) Corporate Existence and Power. SPAC is an exempted company duly formed, validly existing and in good standing under the laws of the Cayman Islands and has all requisite powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

(c) No Consents. No consent of any third party is necessary for the execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by SPAC which shall not have been obtained prior to the Closing Date.

(d) No Governmental Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transaction and the other transactions contemplated by this Agreement by SPAC require no action by or in respect of, or filing with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, Exchange Act and any other applicable securities laws, whether state, federal or foreign, all of which actions or filings will be timely made.

(e) Non-contravention. The execution, delivery and performance of this Agreement and the consummation of the Transactions and the other transactions contemplated by this Agreement by SPAC do not (i) contravene, conflict with, or result in a violation or breach of any provision of the Articles or any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree binding upon or applicable to SPAC or the Transferred Securities, (ii) contravene, conflict with, or result in a violation or breach of any provision of any written agreement to which SPAC is a party, (iii) require any consent or other action by any person under any material agreement or other instrument binding upon SPAC or any material license, franchise, permit, certificate, approval or other similar authorization affecting the assets or business of SPAC, or (iv) result in the creation or imposition of any Lien on the Transferred Securities.

(f) SEC Filings. SPAC has filed or furnished (as applicable) all forms, reports, schedules statements and documents with the SEC under the Securities Act or Exchange Act since its formation (the “SPAC SEC Documents”). As of its filing date, each SPAC SEC Document complied, as to form and content in all material respects with the applicable requirements of the Securities Act, Exchange Act, and all other applicable securities laws as the case may be, and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(g) Capitalization. Except as contemplated by this Agreement or as disclosed in the SPAC SEC Documents, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of SPAC is authorized or outstanding, (ii) there is not any commitment or offer of SPAC to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of SPAC and (iii) SPAC has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. No person is entitled to any right of first offer, right of first refusal, preemptive or similar right with respect to the issuance of any securities of SPAC and, except as set forth in this Agreement or in the SPAC SEC Documents, no person is entitled to or any rights with respect to the registration of any securities of SPAC under the Securities Act.

(h) Contracts. The SPAC SEC Documents and Schedule10(h) hereto contain a complete list of all contracts of the SPAC which will survive the Closing Date (“SPAC Contracts”). True and correct copies of the SPAC Contracts have been made available to Acquirer (including, without limitation, through filing on EDGAR), together with all amendments, exhibits, attachments, waivers or other changes thereto.

(i) No Material Change. Except as set forth in the SPAC SEC Documents, there has not been any material change in the capital, assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of SPAC from the capital, assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of SPAC disclosed in the SPAC SEC Documents.

(j) Liabilities. Schedule 10(j) hereto contains a true and correct list of unpaid invoices, loans, accounts payable, accrued expenses and other liabilities (collectively, the “Liabilities”) of SPAC as of the Effective Date. SPAC has, and shall have, no liabilities or obligations (absolute, accrued, contingent or otherwise) as of the Effective Date or Closing Date other than the Liabilities.

(k) Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of SPAC who would be entitled to any fee or commission from SPAC in connection with the Transactions for which Acquirer or SPAC would be liable after the Closing Date.

(l) Reimbursable Expenses. There are no outstanding loans or reimbursable expenses owed by SPAC to the Sponsor, SPAC’s officers or directors or any affiliate thereof and no other amounts are, or to the SPAC’s knowledge will, after the Effective Date, be payable by SPAC to Sponsor, SPAC’s officers or directors or any affiliate thereof related to any services provided to SPAC.

(m) No Proceedings. There are no actions, suits, proceedings or inquiries pending or, to SPAC’s knowledge, threatened against or affecting SPAC at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any manner adversely affects, or may in any manner adversely affect, the business, operations, capital, assets, liabilities and obligations (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of SPAC or which may affect the sale of the Transferred Securities.

12. Representations and Warranties of Acquirer. Acquirer makes the representations and warranties contained in this Section 12 as of the date hereof to Sponsor and SPAC, intending that Sponsor and the Sellers rely on each of such representations and warranties in order to induce Sponsor and the Sellers to enter into and consummate the Transactions.

(a) Authorization. The execution, delivery and performance by Acquirer of this Agreement and the consummation by Acquirer of the Transaction and the other transactions contemplated by this Agreement are within Acquirer’s power and have been duly authorized by all necessary action. Assuming the due authorization, execution and delivery of this Agreement by each other Party, this Agreement constitutes a valid and binding agreement of Acquirer, enforceable against Acquirer in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of rights of creditors generally and by general equitable principles.

(b) No Governmental Authorization. The execution, delivery and performance by Acquirer of this Agreement and the consummation by Acquirer of the Transaction and the other transactions contemplated by this Agreement require no action by or in respect of, or filing with, any governmental authority, other than compliance with any applicable requirements of the Securities Act, the Exchange Act, and any other applicable securities laws, whether state, federal or foreign.

(c) Investment Representations.

(i) Acknowledgment. Acquirer understands and agrees that the Transferred Securities have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the sale of the Transferred Securities will be effected in reliance upon one or more exemptions from registration afforded under the Securities Act. Acquirer acknowledges and agrees that the Transferred Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Acquirer absent an effective registration statement under the Securities Act, except (i) to SPAC or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including without limitation a private resale pursuant to so called “Section 4(a)1 1⁄2”), or (iii) in an ordinary course pledge such as a broker lien over account property generally, and, in each of clauses (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Transferred Securities will contain a restrictive legend to such effect. Acquirer acknowledges and agrees that the Transferred Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Acquirer may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Transferred Securities and may be required to bear the financial risk of an investment in the Transferred Securities for an indefinite period of time. Acquirer acknowledges that the Transferred Securities will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year following the filing of certain required information with the SEC after the closing of a Business Combination. Acquirer acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Transferred Securities.

(ii) Status. Acquirer is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act. Acquirer has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Transferred Securities and of making an informed investment decision, and has conducted a review of the business and affairs of SPAC that it considers sufficient and reasonable for purposes of purchasing the Transferred

Securities. Acquirer understands that the Transferred Securities will be sold to Acquirer in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Acquirer set forth in this Agreement, in order that Sponsor may determine the applicability and availability of the exemptions from registration on which Sponsor is relying.

(iii) Purchase for Own Account. Acquirer is purchasing the Transferred Securities for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Acquirer has no present intention of selling, granting any participation in, or otherwise distributing the Transferred Securities. Acquirer does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Transferred Securities.

(d) Acquirer Review. Acquirer has reviewed the SPAC SEC Documents, including the exhibits thereto. Acquirer is not relying on any other information concerning SPAC or the Transferred Securities in connection with acceptance of the Transferred Securities, other than as set forth herein.

(e) Finders’ and Advisory Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Acquirer who would be entitled to any fee or commission from SPAC in connection with the transactions contemplated in this Agreement for which Sponsor would be liable.

13. Release. Each Seller hereby releases SPAC and each of its officers, directors and shareholders from any claims that such Seller may have now or in the future, whether contractual, statutory or otherwise, against any of SPAC, its officers, directors or shareholders relating to (i) the formation of SPAC, (ii) the operation of SPAC (including agreements between such Seller and SPAC) up to the Closing and (iii) the dismissal of such Seller or any of its officers, directors or employees as an officer, director or employee of SPAC, as applicable. Notwithstanding the foregoing, nothing herein shall be construed as a waiver or release of (x) any claim for indemnification that such Seller may have against SPAC regardless of whether such claim arises after the Closing, (y) any rights under this Agreement or any of the agreements executed and delivered hereunder, or (z) any claim for fraud, willful misconduct or gross negligence.

14. Indemnification and Exculpation; Insurance.

(a) All rights to exculpation or indemnification for acts or omissions occurring through the date hereof now existing in favor of any of the officers and directors of SPAC prior to the consummation of the Transactions as provided in the Articles will survive the execution of this Agreement and the Closing and will continue in full force and effect in accordance with their terms and will not be amended by SPAC to eliminate or reduce such rights except to the extent required by law.

(b) At no cost to the Sellers, the SPAC (i) shall renew or otherwise extend its current directors’ and officers’ liabilities insurance policy or put in place a new directors’ and officers’ liabilities insurance policy, on terms reasonably acceptable to Acquirer, until such time as the name of the SPAC has been changed to a name that does not include the term “Investcorp” and (ii) shall as of the closing of the Business Combination, obtain a “tail” insurance policy, to the extent available on commercially reasonable terms and at an aggregate cost of no higher than 150% of the premium of the SPAC’s directors’ and officers’ liabilities insurance policy as of the date of this Agreement, extending coverage for an aggregate period of six (6) years providing directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred on or before the closing of the Business Combination covering (as direct beneficiaries) those persons who are as of the date of this Agreement currently covered by the SPAC’s directors’ and officers’ liability insurance policy, with coverages for each of (i) and (ii) above of the type and with the amount of coverage no less favorable than those of the directors’ and officers’ liability insurance provided for the post-Closing SPAC directors and officers.

(c) The parties acknowledge and agree that the Acquirer is acquiring control of the SPAC as-is and are aware of the potential risks associated with the current and future financial and operational status of the SPAC, including but not limited to the risk of imminent liquidation. The Sellers acknowledge and agree that (i) all potential liabilities, whether known or unknown, incurred by the SPAC and/or the Sellers prior to the Effective Date shall be the responsibility of Sponsor; (ii) Sponsor will indemnify and hold harmless Acquiror for all such liabilities incurred prior to the Effective Date; and (iii) the Acquirer shall not be held liable or responsible for any actions, decisions, or events leading to or resulting in the liquidation or dissolution of the SPAC following the consummation of this Agreement, except to the extent such actions, decisions, or events arise directly from the gross negligence, willful misconduct, or breach of this Agreement by the Acquirer. Each Seller expressly waives any claims against the Acquirer related to the SPAC’s failure to complete a business combination, the expiration of the SPAC’s permitted lifespan, or any regulatory or compliance matters associated with the SPAC prior to or after the Closing Date.

15. Further Assurances. Each Party agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Agreement, all such other documents and instruments as are reasonably required for the performance of such Party’s obligations hereunder and will take all commercially reasonable actions as may be necessary to consummate the Transaction and the other transactions contemplated by this Agreement and to effectuate the provisions and purposes hereof. In addition, without limiting the foregoing, Sponsor shall cooperate with SPAC and Acquirer with respect to all filings that SPAC or Acquirer elect to make or are required by law to make in connection with the Transaction and the other transactions contemplated by this Agreement.

16. Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing: (a) by written consent of SPAC, Sellers and Acquirer, (b) if the Closing has not occurred on or prior to December 24, 2024 and SPAC has not obtained the Extension, (c) by written notice to Sellers and SPAC from Acquirer if there is any breach of representation, warranty, or covenant of Sponsor and/or SPAC such that the conditions specified in Section 8 of this Agreement would not be satisfied at the Closing, (d) by written notice to Acquirer from Sponsor or SPAC if there is any breach of representation, warranty, or covenant of Acquirer such that the conditions specified in Section 8 of this Agreement would not be satisfied at the Closing. In the event of the termination of this Agreement, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, affiliate, agent, consultant or representative of such Party) to the other Parties hereto; provided that, if such termination shall result from the willful and material breach by a Party of its covenants and agreements hereunder or common law fraud or willful and material breach in connection with the transactions contemplated by this Agreement, such Party shall not be relieved of liability to the other Parties for any such willful and material breach or common law fraud occurring prior to such termination. The provisions of Sections 9, 10, 11, 12, 13, 14, 16, and 17 will survive any termination of this Agreement.

17. Miscellaneous.

(a) Entire Agreement. This Agreement contains the entire agreement between the Parties and supersedes any previous understandings, commitments or agreements, oral or written, with respect to the subject matter hereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be binding upon either Party, unless mutually approved in writing.

(b) Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

(c) Titles and Headings. The titles and section headings in this Agreement are included strictly for convenience purposes.

(d) No Waiver. It is understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to its conflicts of laws rules. Each Party (i) irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan, New York, New York (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement; and (ii) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Any Party may serve any process required by such Courts by way of notice.

(f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(g) Counterparts. This Agreement may be executed in counterparts (delivered by email or other means of electronic transmission), each of which shall be deemed an original and which, when taken together, shall constitute one and the same document.

(h) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email or other electronic means, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses or at such other address for a Party as shall be specified by like notice.

If to Acquirer: Samara Special Opportunities

Cassia Court, Suite 716

10 Market Street

Camana Bay, Grand Cayman

Cayman Islands

Attention: Forbes Haire

Email: notices@meteoracapital.com

With a copy, which shall not constitute notice, to:

Loeb & Loeb LLP

345 Park Avenue, FL 19

New York, NY 10154

Attention: Alex Weniger-Araujo

Email:aweniger@loeb.com

If to SPAC or Sponsor: Investcorp Europe Acquisition Corp I

Century Yard, Cricket Square

Elgin Avenue

PO Box 1111, George Town

Grand Cayman, Cayman Islands KY1-1102

Attn: Craig Sinfield-Hain , Chief Financial Officer

Email: csinfieldhain@Investcorp.com

With a copy, which shall not constitute notice, to:

Allen Overy Shearman Sterling US LLP

800 Capitol Street, Suite 2200

Houston, Texas 77002

Attention: Bill Nelson

Email: Bill.Nelson@AOShearman.com

(i) Binding Effect; No Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

(j) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any Party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

(k) Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(l) Expenses. Sponsor shall pay the expenses incurred by Sponsor and SPAC in connection with this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated, including all fees of its legal counsel and other advisors. Acquirer shall pay the expenses incurred by Acquirer in connection with this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated, including all fees of its legal counsel and other advisors.

(m) Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing.

(n) Injunctive Relief. It is hereby understood and agreed that damages shall be an inadequate remedy in the event of a breach by any Party of any covenants or obligations herein, and that any such breach by a Party will cause the other Parties great and irreparable injury and damage. Accordingly, the breaching Party agrees that the other Parties shall be entitled, without waiving any additional rights or remedies otherwise available to such other Parties at law or in equity or by statute, to injunctive and other equitable relief in the event of a breach or intended or threatened breach by the breaching Party of any of said covenants or obligations.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered, all as of the Effective Date.

ACQUIRER:

SAMARA SPECIAL OPPORTUNITIES

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	Member

SPAC:

INVESTCORP EUROPE ACQUISITION CORP I

By:	/s/ Craig Sinfield-Hain
Name:	Craig Sinfield-Hain
Title:	Chief Financial Officer

SPONSOR:

EUROPE ACQUISITION HOLDINGS LIMITED

By:	/s/ Rohit Nanda
Name:	Rohit Nanda
Title:	Director

SELLERS:

/s/ Peter McKellar
PETER MCKELLAR

/s/ Baroness Ruby McGregor-Smith
BARONESS RUBY MCGREGOR-SMITH

/s/ Pam Jackson
PAM JACKSON

/s/ Laurence Ponchaut
LAURENCE PONCHAUT

/s/ Adah Almutairi
ADAH ALMUTAIRI